SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 14, 2002

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


           NEVADA                        0-29481                91-1921379
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)


            3665 RUFFIN ROAD, SUITE 225, SAN DIEGO, CALIFORNIA 92123
               (Address of principal executive offices) (Zip Code)

                                 (858) 569-7181
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Deron G Johnson & Associates, 43385 Business Park Drive, Suite 140, Temecula, CA 92590-3692, telephone number (909)-693-1120 as its principal accountant to replace its former principal accountant, Siegel Smith LLP. The former accountant resigned effective August 20, 2002. The new accountant was hired as of November 11, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the most recent two (2) fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Deron G. Johnson & Associates, regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2). Deron G. Johnson & Associates is currently changing its name to Wong Johnson & Associates.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired: Not applicable

         (b)      Pro forma financial information: Not applicable

         (c)      Exhibits:

ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIMPAC RESOURCES LTD.


November 12, 2002              By:   /s/THOMAS M. JOHNSON
                                        ----------------------------------------
                                          Thomas M. Johnson
                                          President